                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

             WM VARIABLE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                               WM VARIABLE TRUST
                                  GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2002

To the Shareholders of the Growth Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Growth Fund (the "Fund"), a series of WM Variable Trust, will be held on February 1, 2002 at 2:00 p.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

          1. To approve or disapprove a sub-advisory agreement relating to the Fund among the Fund, WM Advisors, Inc. and Columbia Management Company;

          2. To approve or disapprove a sub-advisory agreement relating to the Fund among the Fund, WM Advisors, Inc. and OppenheimerFunds, Inc.;

          3. To approve or disapprove a sub-advisory agreement relating to the Fund among the Fund, WM Advisors, Inc. and Janus Capital Corporation; and

          4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 6, 2001 are entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Trustees,

                                           JOHN T. WEST,
                                           Secretary
December 20, 2001

                             YOUR VOTE IS IMPORTANT

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED
    POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM VARIABLE TRUST
                                  GROWTH FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Variable Trust (the "Trust") for use at the Special Meeting of Shareholders of the Growth Fund (the "Fund"), a series of the Trust, to be held at 2:00 p.m., Pacific time, on February 1, 2002 at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about December 28, 2001.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101 OR BY CALLING (800) 222-5852.

I.  GENERAL

     All shareholders of record of the Fund as of the close of business on December 6, 2001, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 12,482,620.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSED SUB-ADVISORY AGREEMENT. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of 30% of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1, Proposal 2 and Proposal 3 for purposes of determining whether sufficient affirmative votes have been cast for those proposals. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on Proposal 1, Proposal 2 and Proposal 3.

     Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Advisor") and its affiliates. The expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Advisor.

     Janus Capital Corporation ("Janus") currently serves as sole sub-advisor to the Fund and as such is responsible for the day-to-day management of all the Fund's assets. The Advisor believes that, given the relatively volatile nature of growth equity investing, the Fund could benefit from reduced volatility by allocating its assets among three sub-advisors that have realized different results under varying market conditions. Each sub-advisor will invest in equity securities of growth companies using its own distinct investment philosophy and process. The Advisor will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor. Accordingly, as described more fully below, the Advisor has proposed that, in addition to Janus, each of Columbia Management Company ("Columbia") and OppenheimerFunds, Inc. ("Oppenheimer" and, together with Janus and Columbia, the "Sub-Advisors") serve as a sub-advisor to the Fund pursuant to a sub-advisory agreement (the "Proposed Columbia Agreement" and the "Proposed Oppenheimer Agreement," respectively), with respect to the Fund. In order for Columbia or Oppenheimer to serve as sub-advisor to the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the relevant Proposed Agreement by both the

Trust's Board of Trustees and the Fund's shareholders. A new contract with Janus (the "Proposed Janus Agreement" and together with the Proposed Columbia Agreement and the Proposed Oppenheimer Agreement, the "Proposed Agreements") is also being proposed in light of certain arrangements relating to the composition of the board of directors of Janus.

     Each Proposed Agreement was approved by a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Proposed Agreements (the "Independent Trustees"), on December 5, 2001. The Trustees, including a majority of the Independent Trustees, have recommended approval of each Proposed Agreement by shareholders. If the shareholders do not approve one or more Proposed Agreements, the Trustees will consider what further actions to take. Such actions could include considering another potential sub-advisor for the Fund.

     A description of the Proposed Agreements, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of Each Proposed Agreement." Such description is qualified in its entirety by reference to the form of Proposed Agreement set forth in Appendix A to this Proxy Statement. Additional information about each of Columbia, Oppenheimer and Janus is set forth below under "Additional Information."

DESCRIPTION OF EACH PROPOSED AGREEMENT

     In order to assist it in carrying out its responsibilities as manager of the Fund, the Advisor has proposed to retain each of the Sub-Advisors under the Proposed Agreements to render sub-advisory services to the Fund under the supervision of the Advisor and the Trustees of the Trust.

     Each Proposed Agreement provides that, subject to the supervision of the Trustees and the Advisor, the Sub-Advisor will, with respect to the portion of the Fund's assets allocated to it, make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time and in conformity with the Trust's Master Trust Agreement, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") (to the extent applicable). For its portion of the Fund, the relevant Sub-Advisor will also place purchase and sale orders to effectuate the investment decisions made; maintain books and records with respect to the securities transactions, and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund and prior, present or potential shareholders; and supervise investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment. Each Proposed Agreement further provides that the relevant Sub-Advisor shall generally not use such records and information for any purpose other than performance of its responsibilities and duties thereunder. In addition, the relevant Sub-Advisor will furnish the Fund or the Advisor with whatever statistical information the Fund or the Advisor may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing.

     Each Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, each Proposed Agreement be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Agreement terminates automatically in the event of its assignment or upon any termination of the advisory agreement between the Trust and the Advisor. Each Proposed Agreement may be terminated without penalty on thirty days' written notice, by the Advisor, the Board of Trustees of the Trust or by a vote of holders of a majority of the Funds' shares, and upon sixty days' written notice by the Sub-Advisor.

     Each Proposed Agreement provides that the relevant Sub-Advisor shall not be subject to any liability to the Trust, the Fund or the Advisor, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by the relevant Sub-Advisor.

     Each Proposed Agreement also contains a provision amending the current Investment Management Agreement between the Advisor and the Trust dated January 30, 1998 and amended as of May 1, 1999 (the "Advisory Agreement") to provide that, for the period during which the Proposed Agreement is in effect, the Trust, on behalf of the Fund, will pay the Advisor a monthly fee equal to the excess, if any, of the fee otherwise payable to the Advisor under the Advisory Agreement over the total fees paid by the Fund pursuant to any sub-advisory agreement with respect to the Fund. This provision is substantially identical to one contained in an amendment to the Advisory Agreement and the sub-advisory agreement between Janus and the Advisor currently in effect with respect to the Fund (the "Current Sub-Advisory Agreement").

II. APPROVAL OF SUB-ADVISORY AGREEMENTS WITH COLUMBIA MANAGEMENT COMPANY AND OPPENHEIMERFUNDS, INC.

TRUSTEES' CONSIDERATIONS

     In determining to recommend the engagement of Columbia and Oppenheimer, the Trustees considered information about the Sub-Advisors' personnel, resources and investment philosophy and process (including historical volatility under different market conditions), the terms of the Proposed Agreements, the Sub-Advisors' investment performance record, their fees and the "fallout" benefits associated with the proposed sub-advisors' relationships with the Fund, including the research received by the Advisor and the Sub-Advisors from brokers who execute transactions for the Fund. The Trustees also considered the effect on the fees payable to the Advisor of break-points in the fees payable to the Sub-Advisors. The Trustees took into account the fact that common holdings across one or more Sub-Advisors will create the possibility of wash sales, i.e., the sale of a security within 30 days of its purchase or vice versa. For example, if Columbia were to sell a security from the portion of the Fund managed by it and Janus or Oppenheimer were to purchase the same security within 30 days, that would constitute a "wash sale," even though different Sub-Advisors were responsible for the purchase and sale decisions. Wash sales are disadvantageous from a tax perspective because gains are recognized on a current basis, but losses are deferred. The Trustees took into account the fact that the Fund will experience higher portfolio turnover in connection with the initial reallocation of the Fund away from Janus with the attendant brokerage, custodian, and other transactional costs (estimated by the Advisor, based on its contemplated initial allocation, at approximately 0.18% of the Funds assets). Future reallocations among the sub-advisors may also result in higher portfolio turnover and related costs. The Trustees also took into account the fact that the Advisor will have investment discretion over the allocation of the

Fund's assets among the proposed sub-advisors. Also, because the amount paid to the Advisor by the Fund is reduced by any sub-advisory fees paid to the proposed sub-advisors and the proposed sub-advisory fees vary, the Advisor may have a conflict between its economic interests and the interests of the Fund. Finally, the Trustees took into account the fact that lower sub-advisory fees paid to Columbia and Oppenheimer should result in higher net revenue for the Advisor, but that the Advisor would be providing more active management in allocating assets among the three Sub-Advisors.

SUB-ADVISORY FEES

     The Trust, on behalf of the Fund, would pay the fees of each Sub-Advisor under the relevant Proposed Agreement.

     Under the Proposed Columbia Agreement, Columbia would receive fees on a monthly basis calculated at an annual rate of 0.60% of the average daily net assets of the Fund and the Growth Fund series of WM Trust II (together, the "Combined Assets") under management by Columbia on the first $25 million of such assets, 0.40% of the next $25 million of such Combined Assets, 0.30% of the next $50 million of such Combined Assets, 0.25% of the next $400 million of such Combined Assets and 0.15% of such Combined Assets in excess of $500 million. Had the Proposed Columbia Agreement been in effect for the fiscal year ended October 31, 2001, the Advisor estimates that Columbia would have received fees equal to 0.30% of the Combined Assets managed by Columbia, assuming Columbia had managed a portion of the Combined Assets equal to the portion of the Combined Assets the Advisor expects to initially allocate to Columbia.

     Under the Proposed Oppenheimer Agreement, Oppenheimer would receive fees on a monthly basis calculated at an annual rate of 0.40% of the average daily net Combined Assets under management by Oppenheimer on the first $150 million of such assets, 0.375% of the next $150 million of such Combined Assets, 0.35% of the next $200 million of such Combined Assets and 0.30% of such Combined Assets in excess of $500 million. Had the Proposed Oppenheimer Agreement been in effect for the fiscal year ended October 31, 2001, the Advisor estimates that Oppenheimer would have received fees equal to 0.34% of the Combined Assets managed by Oppenheimer, assuming Oppenheimer had managed a portion of the Combined Assets equal to the portion of the Combined Assets the Advisor expects to initially allocate to Oppenheimer.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED COLUMBIA AGREEMENT AND THE PROPOSED OPPENHEIMER AGREEMENT.

     Approval of each of the Proposed Columbia Agreement and the Proposed Oppenheimer Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III.  APPROVAL OF SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION

BACKGROUND

     Because Janus currently serves as investment sub-advisor to the Fund pursuant to the Current Sub-Advisory Agreement, a new sub-advisory agreement with Janus is not required in order to implement the Advisor's proposal to have multiple sub-advisors for the Fund. As a result of the transaction referred to above and explained in more detail below, however, shareholders are being asked to approve a new investment sub-advisory agreement between the Fund and Janus. The Proposed Janus Agreement contains terms substantially the same as those in the Current Sub-Advisory Agreement.

     Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, Missouri 64108-2008, currently owns approximately 98% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

     On October 3, 2001, Thomas H. Bailey, Chairman, President, and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price owed by Stilwell to Mr. Bailey was $603,000,000. Stilwell and Mr. Bailey closed the Transaction on November 9, 2001 for a total purchase price of $603,320,333 (including applicable interest).

     Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002 (the "Termination Date"). Janus has notified the Fund that, subsequent to that date, the operation of Janus and day-to-day management of the Fund will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trust that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors and that Warren B. Lammert will remain as portfolio manager of the portion of the Fund managed by Janus for the foreseeable future.

     Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, counsel for Stilwell and Janus have advised the Trust that they do not believe that consummation of the Transaction resulted in an assignment of the Current Sub-Advisory Agreement. Counsel has not expressed an opinion with respect to the termination of Mr. Bailey's contractual rights on the Termination Date. To avoid any uncertainty about the status of the Current Advisory Agreement, the Trustees believe that it is prudent and in the best interests of the Fund to obtain shareholder approval of the Proposed Janus Agreement to be effective on and after the Termination Date.

     In the event that the shareholders of the Fund have not approved the Proposed Janus Agreement at the time of the expiration of Mr. Bailey's contractual management rights, the Advisor and Janus may enter into an interim advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which would take effect immediately following expiration of the Current Sub-Advisory Agreement. The interim advisory agreement would be in substantially the form of the Proposed Janus Agreement but also would include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the Proposed Janus Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus).

TRUSTEES' CONSIDERATIONS AND SUB-ADVISORY FEES

     In addition to the considerations set forth above under "Approval of Sub-Advisory Agreements with Columbia Management Company and OppenheimerFunds, Inc. -- Trustees' Considerations," in determining to recommend the continued engagement of Janus, the Trustees considered the possible effects on Janus and the Fund of the expiration of Mr. Bailey's contractual rights. In particular, the Trustees considered the intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and Janus' expectation that Janus' day-to-day management of the Fund will remain unchanged.

     The Trust, on behalf of the Fund, would pay the fees of Janus under the Proposed Janus Agreement. Fees under the Proposed Janus Agreement will be calculated at the same rate as under the Current Sub-Advisory Agreement. Under the Current Sub-Advisory Agreement, Janus is compensated for its services on a monthly basis at an annual rate of 0.55% of the average daily net Combined Assets under management by Janus on the first $25 million of such assets, 0.50% of the next $475 million of such Combined Assets and 0.45% of such Combined Assets in excess of $500 million. Had the Proposed Janus Agreement been in effect for the fiscal year ended October 31, 2001, the Advisor estimates that Janus would have received fees equal to 0.50% of the Combined Assets managed by Janus, assuming Janus had managed a portion of the Combined Assets equal to the portion of the Combined Assets the Advisor expects to initially allocate to Janus.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED JANUS AGREEMENT.

     Approval of the Proposed Janus Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

IV.  ADDITIONAL INFORMATION

     The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is a series investment company with sixteen investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

     The Principal Executive Officer and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.

NAME                               PRINCIPAL OCCUPATION
----                               --------------------
William G. Papesh....   Director and President of the Advisor;
                        President of WM Funds Distributor, Inc.
                        (the "Distributor") and WM Shareholder
                        Services, Inc. (the "Transfer Agent")
Monte D. Calvin......   Director and First Vice President of the
                        Advisor; Director and First Vice President
                        of the Distributor and Transfer Agent
Joel Calvo...........   Chairman of the Advisor; Chairman of the
                        Distributor and Transfer Agent, and
                        Director and Executive Vice President of
                        WM Financial Services, Inc.
Sandra A.
  Cavanaugh..........   Director and Senior Vice President of the
                        Advisor, Transfer Agent and Distributor
Craig S. Davis.......   Director of the Advisor; Director of the
                        Distributor and Transfer Agent, and
                        Executive Vice President of Washington
                        Mutual, Inc.
Sharon L. Howells....   Director, First Vice President and
                        Corporate Secretary of the Advisor;
                        Director, First Vice President and
                        Corporate Secretary of the Distributor and
                        Transfer Agent

     By virtue of their positions with the Advisor and its affiliates, each of the foregoing may have an interest in shareholder approval of the sub-advisory agreement, given that the Advisor will be allowed to retain more of its advisory fee if Columbia and/or Oppenheimer is approved as sub-advisor.

INFORMATION ABOUT THE ADVISOR

     The Advisor is registered under the Advisers Act and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

ADVISORY AGREEMENT

     The Advisor currently acts as the Fund's investment adviser pursuant to the Advisory Agreement, which was last approved by the Fund's shareholders on December 23, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment adviser.

     The Advisor's responsibilities under the Advisory Agreement include formulating the Fund's investment policies (subject to the terms of the prospectus), analyzing economic trends, directing and evaluating the investment services provided by any sub-advisors and monitoring the Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Fund. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to the Fund and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

     The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either
(a) by the vote of a majority of the Trustees, or (b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940

Act) by the Advisor. The Advisory Agreement provides that it may be amended only in accordance with the 1940 Act.

     The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Trust by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Advisor or by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

     The Advisory Agreement provides that the Advisor shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that the Advisor shall pay the expenses incurred by it in connection with its activities under the Advisory Agreement.

     Under the Advisory Agreement, the Fund pays the Advisor a monthly advisory fee based on the excess, if any, of (i) 0.88% of the Fund's average daily net assets over (ii) the fees paid by the Fund directly to its subadvisor or subadvisors.

FEES PAID

     For the fiscal year ended December 31, 2000, the Fund paid advisory fees to the Advisor and Transfer Agency fees and Administration fees to the Transfer Agent and Administrator as follows: Advisory Fees: $1,563,920; Transfer Agency and Administration fees: $680,426. If the Proposed Agreements had been in effect during such fiscal year, the advisory fees would have been $1,949,888, representing an increase of 25%, based on the Advisor's expected initial allocation of the Fund's assets.

INFORMATION ABOUT COLUMBIA

     Columbia has provided the Advisor with the following information about its organization. Columbia is registered under the Advisers Act and has been in the investment management business since 1969. Columbia and its affiliates have aggregate assets under management of approximately $19 billion as of December 1, 2001. Columbia is an indirect wholly-owned subsidiary of

FleetBoston Financial Corporation. The principal address of FleetBoston Financial Corporation is 100 Federal Street, Boston, Massachusetts 02110. Columbia has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Columbia Agreement.

     The Principal Executive Officers and Directors of Columbia and their principal occupations are listed below. The address for each is 1300 S.W. Sixth Avenue, Portland, Oregon 97201.

                NAME                           PRINCIPAL OCCUPATION
                ----                           --------------------
Thomas L. Thomsen....................  Chairman of the Board, Chief
                                       Executive Officer, and Director of
                                       Columbia
Jeff B. Curtis.......................  President, Chief Operating Officer,
                                       Director and Secretary of Columbia

     If the Proposed Columbia Agreement is approved by shareholders, Alexander
S. Macmillan III, CFA, Senior Vice President and Lead Portfolio Manager for Large Cap Growth, who has been employed by Columbia since 1989, will be primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Columbia.

INFORMATION ABOUT OPPENHEIMER

     Oppenheimer has provided the Advisor with the following information about its organization. Oppenheimer is registered under the Advisers Act and has been in the investment management business since 1960 and, including subsidiaries and affiliates, has aggregate assets under management of approximately $120 billion as of October 1, 2001. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Massachusetts Mutual Life Insurance Company is located at 1295 State Street, Springfield, Massachusetts 01111. Oppenheimer has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Oppenheimer Agreement.

     The Principal Executive Officer and Directors of Oppenheimer and their principal occupations are listed below. The address for each is 498 Seventh Avenue, New York, New York 10018.

                NAME                           PRINCIPAL OCCUPATION
                ----                           --------------------
John V. Murphy.......................  Chairman of the Board, Chief
                                       Executive Officer, President and
                                       Director of Oppenheimer
O. Leonard Darling...................  Director, Vice-Chairman, Executive
                                       Vice President and Chief Investment
                                       Officer of Oppenheimer
Jeremy H. Griffiths..................  Director, Executive Vice President
                                       and Chief Financial Officer of
                                       Oppenheimer

     If the Proposed Oppenheimer Agreement is approved by shareholders, Jane Putnam, CFA, Vice President and Portfolio Manager of Oppenheimer will have responsibility for the day-to-day management of the portion of the Fund's portfolio managed by Oppenheimer, effective on or about March 1, 2002. Ms. Putnam joined Oppenheimer in 1994.

INFORMATION ABOUT JANUS

     Janus has provided the Advisor with the following information about its organization. Janus is registered under the Advisers Act and has been in the investment management business since 1970. Janus has aggregate assets under management of approximately $180 billion as of November 28, 2001. Janus is a subsidiary of Stilwell Financial Inc. The principal address of Stilwell Financial Inc. is 920 Main Street, Kansas City, Missouri 64108-2008. Stilwell currently owns approximately 98% of the outstanding voting shares of Janus and is a publicly traded holding company. Janus has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Janus Agreement.

     The Principal Executive Officer and Directors of Janus and their principal occupations and addresses are listed below.

                      NAME                            PRINCIPAL OCCUPATION
                      ----                            --------------------
Thomas H. Bailey................................  President, Director,
  100 Fillmore Street                             Chairman of the Board and
  Denver, CO 80206                                Chief Executive Officer of
                                                  Janus
Helen Young Hayes...............................  Director and Vice President
  100 Fillmore Street                             of Janus; Executive Vice
  Denver, CO 80206                                President of various
                                                  investment companies advised
                                                  by Janus

                      NAME                            PRINCIPAL OCCUPATION
                      ----                            --------------------
Michael E. Herman...............................  Director; Private Investor
  6201 Ward Parkway
  Kansas City, MO 64113
Thomas A. McDonnell.............................  Director; Chairman,
  333 West 11th Street, 5th Floor                 President and Chief
  Kansas City, MO 64105                           Executive Officer of DST
                                                  Systems, Inc.
Landon H. Rowland...............................  Director; Chairman,
  Stilwell Financial Inc.                         President and Chief
  920 Main Street, 21st Floor                     Executive Officer of
  Kansas City, MO 64105-2008                      Stilwell Financial Inc.
Michael Stolper.................................  Director; President of
  Stolper & Co., Inc.                             Stolper & Co., Inc. (an
  One American Plaza                              investment advisory firm)
  600 West Broadway, Suite 1010
  San Diego, CA 92101

     If the Proposed Janus Agreement is approved by shareholders, Warren B. Lammert will continue to have primary responsibility for the day-to-day management of the portion of the Fund's portfolio managed by Janus. Mr. Lammert joined Janus in 1987.

OTHER FUNDS ADVISED OR SUB-ADVISED BY COLUMBIA

     An affiliate of Columbia currently serves as the investment adviser to the Columbia Growth Fund, which has an investment objective similar to that of the Fund. Columbia receives fees at the annual rates of 0.75% of the first $200 million of the Columbia Growth Fund's average daily net assets, 0.625% of the next $300 million in assets and 0.50% of assets in excess of $500 million. As of December 1, 2001, the approximate net assets of the Columbia Growth Fund were $1.7 billion.

OTHER FUNDS ADVISED OR SUB-ADVISED BY OPPENHEIMER

     Oppenheimer currently serves as investment adviser to the mutual funds indicated on Appendix B to this Proxy Statement, each of which has an investment objective similar to that of the Fund.

OTHER FUNDS ADVISED OR SUB-ADVISED BY JANUS

     Janus currently serves as the investment adviser to the mutual funds indicated on Appendix C to this Proxy Statement, each of which has an investment objective similar to that of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  BROKERAGE AND RESEARCH SERVICES

     Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund will be made by the Advisor, or by Columbia, Oppenheimer or Janus (together, the "Subadvisors"), each of which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment decisions for the Fund will be made independently from those of the other accounts managed by the Advisor or the Subadvisors, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor or one or more of the Subadvisors are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the appropriate Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor or Subadvisor seeks to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Advisory Agreement authorizes the Advisor, and each Proposed Agreement authorizes the Sub-Advisor, to select brokers or dealers on the basis that they provide brokerage, research, or other services or products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or other accounts serviced by the Sub-Advisor or the Advisor. The Advisor or Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Advisor or Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor, the Sub-Advisor and their affiliates have with respect to the Fund and to accounts over which they exercise investment discretion. The Trust's Trustees have approved the Advisor's direction of the Trust's Sub-Advisors to cause the Fund to effect transactions through brokers who provide research services and products to the Advisor. The fees under the Advisory Agreement and the Proposed Agreements are not reduced by reason of their receiving such brokerage and research services. The Trust's Board of Trustees will periodically review the commissions paid by the Fund.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund, who are generally not treated as affiliated brokers) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the applicable Subadvisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

  BROKERAGE TRANSACTIONS WITH AFFILIATES

     During the fiscal year ended December 31, 2000, the Fund did not pay any brokerage commissions to any broker then affiliated with the Advisor or any of the Subadvisors.

CURRENT SUB-ADVISORY AGREEMENT

     Janus currently acts as sub-advisor to the Fund pursuant to the Current Sub-Advisory Agreement with the Advisor dated January 30, 1998, as amended as of December 7, 1999 and as of January 1, 2000, which was approved by the Fund's shareholders on December 23, 1997. The Current Sub-Advisory Agreement was submitted for shareholder approval at such time in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment adviser. The Board of Trustees of the Trust last approved such agreement at a meeting held on June 5, 2001. The aggregate fee paid to Janus was $1,762,455.17 during the fiscal year ended December 31, 2000.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of the Record Date, the following persons owned of record or beneficially 5% or more of the indicated class of shares of the Fund:

                                           SHARES      PERCENTAGE OF
                                        BENEFICIALLY    OUTSTANDING
                                           OWNED       SHARES OWNED
                                        ------------   -------------
CLASS 1
American General Life Insurance Co....   8,088,801         64.80%
  Variable Products Department
  PO Box 1591
  Houston, Texas 77251-1591
WM Strategic Asset Management
  Portfolios..........................   4,375,660         35.05%
  1201 Third Avenue
  Seattle, Washington 98101
CLASS 2
N/A...................................          --            --

     The shareholders of record on the Record Date were American General Life Insurance Company Separate Account D ("American General Life") and Anchor National Life Insurance Company. Owners of certain revenue contracts issued by these insurance companies have the right to instruct the shareholders how to vote their proportional interest in the shares of the Fund. The Trust understands that each of the insurance companies will vote all shares for which it is the owner of record for or against approval of Proposal 1, Proposal 2 and Proposal 3, or withhold its vote, in the some proportion as the votes cast by such insurance company in accordance with the instructions it has received.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and Chief Executive Officer of the Trust; Sandra Cavanaugh, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Randall L. Yoakum, Senior Vice President and Chief Investment Officer of the Advisor, is Senior Vice President of the Trust; Sharon
L. Howells, Director, First Vice President and Corporate Secretary of the Advisor, is First Vice President of the Trust; Monte D. Calvin, Director and First Vice President of the Advisor, is First Vice President, Treasurer and Chief Financial Officer of the Trust; Gary J. Pokrzywinski, First Vice President of the Advisor, is First Vice President of the Trust; and Stephen Q. Spencer, First Vice President of the Advisor, is First Vice President of the Trust.

     No persons act as both officers or Trustees of the Trust and officers or directors of any of the Sub-Advisors.

TRANSFER AGENT, ADMINISTRATOR AND PRINCIPAL UNDERWRITER.

     The Transfer Agent and Administrator is WM Shareholder Services, Inc., which has a principal business address of 1201 Third Avenue, Seattle, Washington 98101. The principal underwriter is WM Funds Distributor, Inc., which has a principal business address of 12009 Foundation Place, Suite 350, Gold River, California 95670.

OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on Proposal 1, Proposal 2 or Proposal 3 or if sufficient votes in favor of Proposal 1,

Proposal 2 or Proposal 3 are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in Proposal 1, Proposal 2 and Proposal 3, mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

December 20, 2001

                                                                      APPENDIX A

                 INVESTMENT SUB-ADVISORY AGREEMENT GROWTH FUND

                       EFFECTIVE AS OF             , 2002

     This Agreement is made and entered into as of this   day of           ,
2002, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of
its Growth Fund series (the "Fund"), and           , (the "Sub-Advisor"), a
          organized under the laws of the state of           .

     Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.  Investment Description; Appointment

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  Services as Investment Sub-Advisor

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing.

3.  Brokerage

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4.  Information Provided to the Trust

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  Standard of Care

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.  Compensation

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.  Expenses

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.  Services to Other Companies or Accounts

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.  Term of Agreement

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10.  Representations of WM Advisors and the Sub-Advisor

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11.  Indemnification

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  Use of Names

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of [with respect to the Sub-advisory Agreement with OppenheimerFunds, Inc., "has a property interest in"] the name and mark "[name of Sub-Advisor]" and that all use of any designation comprised in whole or part of [name of Sub-Advisor] (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

     The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.  Declaration of Trust and Limitation of Liability

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.  Entire Agreement; Amendment of Management Agreement

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement;
(c) The Trust acknowledges and agrees that, for so long as Sub-Adviser meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.  Governing Law

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.  Miscellaneous

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                          WM VARIABLE TRUST,
                                           on behalf of its Growth Fund series

By                                         By
-------------------------------------      -------------------------------------
Name:                                      Name:
Title:                                     Title:

[Subadvisor]

By                                         Dated: --------------------------------
-------------------------------------
Name:
Title:

                                                                         ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust II managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

FIRST   NEXT    NEXT    NEXT    NEXT     OVER
-----   -----   -----   -----   -----   ------
            (DOLLARS IN MILLIONS)
$       $       $       $       $       $
   0.%     0.%     0.%     0.%     0.%      0.%

                                                                      APPENDIX B

                    FUNDS ADVISED/SUB-ADVISED BY OPPENHEIMER

                            NET ASSETS (MILLIONS)              ADVISORY FEE
      NAME OF FUND         AS OF SEPTEMBER 30, 2001   (% OF AVERAGE DAILY NET ASSETS)
      ------------         ------------------------   -------------------------------
Oppenheimer Capital
  Income Fund............         $ 2,700.0           0.75% first $100 million
                                                      0.70% next $100 million
                                                      0.65% next $100 million
                                                      0.60% next $100 million
                                                      0.55% next $100 million
                                                      0.50% over $500 million
Oppenheimer Main Street
  Opportunity Fund.......         $   263.1           0.75% first $200 million
                                                      0.72% next $200 million
                                                      0.69% next $200 million
                                                      0.66% next $200 million
                                                      0.60% over $800 million
Oppenheimer Main Street
  Small Cap Fund.........         $   593.3           0.75% first $200 million
                                                      0.72% next $200 million
                                                      0.69% next $200 million
                                                      0.66% next $200 million
                                                      0.60% over $800 million
Oppenheimer Main Street
  Growth & Income Fund...         $13,400.0           0.65% first $200 million
                                                      0.60% next $150 million
                                                      0.55% next $150 million
                                                      0.45% over $500 million
Oppenheimer Total Return
  Fund...................         $ 3,100.0           0.75% first $100 million
                                                      0.70% next $100 million
                                                      0.65% next $100 million
                                                      0.60% next $100 million
                                                      0.55% next $100 million
                                                      0.50% over $500 million

                            NET ASSETS (MILLIONS)              ADVISORY FEE
      NAME OF FUND         AS OF SEPTEMBER 30, 2001   (% OF AVERAGE DAILY NET ASSETS)
      ------------         ------------------------   -------------------------------
Oppenheimer Capital
  Appreciation Fund......         $ 5,000.0           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% next $700 million
                                                      0.580% next $1 billion
                                                      0.560% next $2 billion
                                                      0.540% thereafter
Oppenheimer Growth
  Fund...................         $ 2,100.0           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% next $700 million
                                                      0.580% next $1 billion
                                                      0.560% next $2 billion
                                                      0.540% thereafter
Oppenheimer Disciplined
  Allocation Fund........         $   128.5           0.625% first $300 million
                                                      0.500% next $100 million
                                                      0.450% over $400 million
Oppenheimer Value Fund...         $   225.4           0.625% first $300 million
                                                      0.500% next $100 million
                                                      0.450% over $400 million
Oppenheimer Enterprise
  Fund...................         $   350.2           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% over $800 million
Oppenheimer Trinity Large
  Cap Growth Fund........         $    26.1           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% over $800 million

                            NET ASSETS (MILLIONS)              ADVISORY FEE
      NAME OF FUND         AS OF SEPTEMBER 30, 2001   (% OF AVERAGE DAILY NET ASSETS)
      ------------         ------------------------   -------------------------------
Oppenheimer Trinity Core
  Fund...................         $     6.7           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% over $800 million
Oppenheimer Trinity Value
  Fund...................         $     7.0           0.750% first $200 million
                                                      0.720% next $200 million
                                                      0.690% next $200 million
                                                      0.660% next $200 million
                                                      0.600% over $800 million

                                                                      APPENDIX C

                       FUNDS ADVISED/SUB-ADVISED BY JANUS

                           NET ASSETS (MILLIONS) AS            ADVISORY FEE
NAME OF FUND                OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
------------               ------------------------   -------------------------------
AAL Variable Product
  Series Fund, Inc. .....         $     6.7           0.55% first $100 million*
AAL Aggressive Growth                                 0.50% next $400 million
  Portfolio                                           0.45% over $500 million
The AAL Mutual Funds.....         $    39.5           0.55% first $100 million*
AAL Aggressive Growth                                 0.50% next $400 million
  Funds                                               0.45% over $500 million
American Skandia Trust...         $   543.0           0.50% on all assets*
AST Janus Overseas Growth
  Portfolio
American Skandia Trust...         $    52.2           0.55% first $100 million*
AST Janus Mid-Cap                                     0.50% next $400 million
  Growth Portfolio                                    0.45% next $1.5 billion
                                                      0.40% next $3 billion
                                                      0.375% next $5 billion
                                                      0.35% over $10 billion
American Skandia Trust...         $    29.7           0.55% first $100 million*
AST Janus Strategic Value                             0.50% next $400 million
  Portfolio                                           0.45% next $1.5 billion
                                                      0.40% next $3 billion
                                                      0.375% next $5 billion
                                                      0.35% over $10 billion
American Skandia Advisor
  Funds, Inc. ...........         $ 1,035.6           0.50% first $500 million*
ASAF Janus Capital                                    0.45% next $500 million
  Growth Fund                                         0.40% next $4 billion
American Skandia Advisor                              0.35% over $5 billion
  Funds, Inc. ...........         $   250.0           0.50% on all assets*
ASAF Janus Overseas
  Growth Fund

                           NET ASSETS (MILLIONS) AS            ADVISORY FEE
NAME OF FUND                OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
------------               ------------------------   -------------------------------
American Skandia Advisor
  Funds, Inc. ...........         $    19.2           0.55% first $100 million*
ASAF Janus Mid-Cap                                    0.50% next $400 million
  Growth Fund                                         0.45% next $1.5 billion
                                                      0.40% next $3 billion
                                                      0.375% next $5 billion
                                                      0.35% over $10 billion
The GCG Trust............         $   979.7           0.55% first $100 million*
Growth Portfolio                                      0.50% next $400 million
                                                      0.45% over $500 million
                                                      0.425% next $2 billion
                                                      0.40% over $3 billion
The GCG Trust............         $    19.5           0.55% first $100 million*
Special Situations
Portfolio                                             0.50% next $400 million
                                                      0.45% over $500 million
IDEX Mutual Funds........         $   167.1           0.50% first $750 million*+
IDEX Janus Capital                                    0.45% next $250 million
  Appreciation Fund                                   0.425% over $1 billion
Janus Core Equity Fund...         $   711.0           0.65%
Janus Enterprise Fund....         $ 2,945.3           0.65%
Janus Global Life
  Sciences Fund..........         $ 2,375.5           0.65%
Janus Global Technology
  Fund...................         $ 1,968.7           0.65%
Janus Global Value
  Fund...................         $    56.4           0.65%
Janus Mercury Fund.......         $ 7,875.7           0.65%
Janus Olympus Fund.......         $ 2,942.9           0.65%
Janus Orion Fund.........         $   561.6           0.65%
Janus Overseas Fund......         $ 4,868.5           0.65%
Janus Special Situations
  Fund...................         $   907.0           0.65%
Janus Strategic Value
  Fund...................         $ 1,877.7           0.65%
Janus Twenty Fund........         $14,362.7           0.65%
Janus Venture Fund.......         $   966.1           0.65%

                           NET ASSETS (MILLIONS) AS            ADVISORY FEE
NAME OF FUND                OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
------------               ------------------------   -------------------------------
Janus Aspen Aggressive
  Growth Portfolio.......         $ 1,973.8           0.65%
Janus Aspen Capital
  Appreciation
  Portfolio..............         $ 1,126.6           0.65%
Janus Aspen Core Equity
  Portfolio..............         $    12.6           0.65%++
Janus Aspen Global Life
  Sciences Portfolio.....         $    42.4           0.65%++
Janus Aspen Global
  Technology Portfolio...         $   204.1           0.65%++
Janus Aspen Global Value
  Fund...................         $     1.8           0.65%++
Janus Aspen International
  Growth Fund............         $ 1,232.6           0.65%
Janus Aspen Strategic
  Value Fund.............         $    13.4           0.65%++
Janus Advisor Aggressive
  Growth Fund............         $   262.0           0.65%#
Janus Adviser Capital
  Appreciation Fund......         $   221.6           0.65%#
Janus Adviser Core Equity
  Fund...................         $     7.5           0.65%#
Janus Adviser Global
  Value Fund.............         $     1.8           0.65%**
Janus Adviser
  International Fund.....         $   386.9           0.65%#
Janus Adviser Strategic
  Value Fund.............         $     4.4           0.65%**

JNL Series Trust.........         $   407.0           0.55% first $100 million*
JNL/Janus Aggressive                                  0.50% next $400 million
  Growth Series                                       0.45% over $500 million
JNL Series Trust.........         $   232.3           0.55% first $100 million*
JNL/Janus Capital Growth                              0.50% next $400 million
  Series                                              0.45% over $500 million

                           NET ASSETS (MILLIONS) AS            ADVISORY FEE
NAME OF FUND                OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
------------               ------------------------   -------------------------------
John Hancock Variable
  Series Trust I.........         $   212.5           0.55% first $100 million*
Mid Cap Growth Fund                                   0.50% next $400 million
                                                      0.45% over $500 million
Manufacturers Investment
  Trust..................         $   109.1           0.55% first $100 million*
Dynamic Growth Trust                                  0.50% next $400 million
                                                      0.45% over $500 million
MassMutual Institutional
  Funds..................         $   121.1           0.55% first $100 million*
MassMutual Aggressive                                 0.50% next $400 million
  Growth Fund                                         0.45% over $500 million
Metropolitan Series Fund,
  Inc. ..................         $   930.5           0.55% first $100 million*
Janus Mid-Cap Portfolio                               0.50% next $400 million
                                                      0.45% over $500 million
Met Investors Series
  Trust..................         $     7.8           0.55% first $100 million*
Janus Aggressive Growth                               0.50% next $400 million
  Portfolio                                           0.45% over $500 million
Ohio National Fund.
  Inc. ..................         $    14.1           0.55% first $100 million*
Aggressive Growth
Portfolio                                             0.50% next $400 million
                                                      0.45% over $400 million
Pacific Select Fund......         $ 2,076.0           0.55% first $100 million*
Growth LT Portfolio                                   0.50% next $400 million
                                                      0.45% over $500 million
Pacific Select Fund......         $    42.5           0.55% first $100 million*
Focused 30 Portfolio                                  0.50% next $400 million
                                                      0.45% over $500 million
Pacific Select Fund......         $    67.0           0.55% first $100 million*
Strategic Value Portfolio                             0.50% next $400 million
                                                      0.45% over $500 million
The Phoenix Edge Series
  Fund...................         $    18.6           0.55% first $100 million*
Phoenix-Janus Core Equity                             0.50% next $400 million
  Series                                              0.45% over $500 million

                           NET ASSETS (MILLIONS) AS            ADVISORY FEE
NAME OF FUND                OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
------------               ------------------------   -------------------------------
The Travelers Series
  Trust..................         $ 1,188.9           0.55% first $100 million*
Capital Appreciation Fund                             0.50% next $400 million
                                                      0.45% over $500 million

---------------

* Fees charges by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

** Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.

++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit.

     Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                     Q & A
         WM VARIABLE TRUST GROWTH FUND PROPOSED SUB-ADVISORY AGREEMENTS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees for the WM Variable Trust Growth Fund (the "Fund") has scheduled a special meeting of shareholders on February 1, 2002 at 2:00 p.m., Pacific Time for the purpose of approving sub-advisory agreements relating to the Fund between WM Advisors, Inc. (the "Advisor") and each of three separate sub-advisors. The Board believes that the proposed agreements would be in the best interest of shareholders and recommends that you vote "FOR" their approval.

Q. WHAT IS THE BENEFIT OF HAVING THREE SUB-ADVISORS?

The Advisor believes that, given the relatively volatile nature of growth equity investing, the Fund could benefit from reduced volatility by allocating its assets among three sub-advisors. Each sub-advisor employs its own distinct investment philosophy and process and has extensive experience in fund management. The Advisor believes that these investment processes will complement one another because they perform differently under different market conditions.

Q. WHO ARE THE PROPOSED SUB-ADVISORS FOR THE FUND?

     - Columbia Management Company

     - Janus Capital Corporation

     - OppenheimerFunds, Inc.

Q. WHY WERE THESE PARTICULAR FUND MANAGERS CHOSEN?

Janus Capital Corporation (the Fund's existing sub-advisor), Columbia Management Company, and OppenheimerFunds, Inc. were chosen for their ability to perform in ways that complement the other sub-advisors under varying market conditions. The Advisor believes that diversifying the Fund's assets across these sub-advisors may reduce the Fund's volatility while preserving its ability to add value through active management.

Q. WILL THE PROPOSAL AFFECT THE TOTAL ADVISORY FEES PAID BY THE FUND?

No. This change will not affect the fund's expense ratio.

Q. HOW WILL THE ADVISOR ALLOCATE THE FUND'S ASSETS AMONG THE PROPOSED SUB-ADVISORS?

The Advisor will allocate the Fund's assets among the proposed sub-advisors based on its analysis of current and expected market conditions and how it expects each proposed sub-advisor to perform under such conditions.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can also use any of the following convenient methods:

     - Touch tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

Your vote is important to us and is needed to ensure that the proposals in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your financial representative or call 1-800-222-5852. Thank you for your time, consideration and vote.

[WM Group of Funds LOGO]

December 20, 2001

Dear WM Variable Trust Growth Fund Shareholder:

     The enclosed proxy statement solicits your vote as a shareholder of the WM VARIABLE TRUST GROWTH FUND (the "Fund") for the purpose of approving sub-advisory agreements relating to the Fund between WM Advisors, Inc. and each of three separate sub-advisors. This proxy statement is designed to give you complete and detailed information about the proposal. After you have reviewed this material carefully, we encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

     The Fund is currently managed by WM Advisors, Inc. (the "Advisor") and sub-advised by Janus Capital Corporation. Portfolio diversification and strategic asset allocation have long been key tenets of the Advisor's investment philosophy. Mindful of the relatively volatile nature of growth equity investing, the Advisor believes the Fund could benefit from allocating its assets among three sub-advisors. After considering potential sub-advisors' risk/reward profiles in varying market environments, we selected OppenheimerFunds, Inc., Columbia Management Company, and Janus Capital Corporation as sub-advisors whose complementary investment styles could benefit the Fund by reducing volatility.

     These proposals will NOT change the total advisory fees paid by the Fund.

     A special meeting of shareholders has been scheduled for February 1, 2002 at 2:00 p.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using any of the following methods:

     - Touch tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

     - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

     Your vote is important to us and is needed to ensure that the proposals in the proxy statement can be acted upon. We look forward to receiving your signed Proxy Card soon.

Sincerely,

/s/ William G. Papesh
WILLIAM G. PAPESH
President

From:                                       PLEASE SIGN, DATE AND RETURN THIS
                                            PROXY CARD IN THE ENCLOSED ENVELOPE.
PROXY TABULATOR
P.O. BOX 9131
HINGHAM, MA 02043-9131

           Please fold and detach card at perforation before mailing

                               WM VARIABLE TRUST
                                  GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 1, 2002


     The undersigned hereby appoints William G. Papesh, Monte D. Calvin, Sandra
A. Cavanaugh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Growth Fund, a series of WM Variable Trust, on February 1, 2002 at 2:00 p.m. Pacific time, and any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                  Date  _______________________

                            NOTE: Please sign exactly as your name appears on this voting instruction card.

                            ====================================================


                            ====================================================
                                  Signature(s) (and Title(s), if applicable)

                            Joint owners should each sign personally. Directors and other Fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                                                                 WMVT-PROXY CARD

         -  Please fold and detach card at perforation before mailing -

- Please fill in box(es) as shown using black or blue ink or number 2 pencil [X] PLEASE DO NOT USE FINE POINT PENS.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1, Proposal 2 and Proposal 3.


                                                            FOR   AGAINST  ABSTAIN
1.   To approve the Sub-Advisory Agreement relating to the  [ ]     [ ]      [ ] 1.
     Fund among the Fund, WM Advisors, Inc. and Columbia
     Management Company.

2.   To approve the Sub-Advisory Agreement relating to the  [ ]     [ ]      [ ] 2.
     Fund among the Fund, WM Advisors, Inc. and
     OppenheimerFunds, Inc.

3.   To approve the Sub-Advisory Agreement relating to the  [ ]     [ ]      [ ] 3.
     Fund among the Fund, WM Advisors, Inc. and Janus
     Capital Corporation.


-                                                              WMVT-PROXY CARD -

RE: The WM Variable Trust ("Trust") Proxy Instructions

Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, Proxy Statement for the Special Meeting of Shareholders, and Proxy Instructions.

The Board of Trustees of the Trust is soliciting proxies to be voted at a Special Meeting of Shareholders.

You are the owner of an annuity issued by American General Life Insurance Company. You have the right to vote your proportional interest in shares of the Trust's Growth Fund. The shares are owned by American General Life's Separate Account D, which is one of the "Shareholders" referred to in the enclosed Proxy Statement.

American General Life Insurance Company, on behalf of Separate Account D, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted. You are encouraged to examine the Proxy Statement and cast your vote by completing and returning the Proxy Instruction card.

If you have any questions, please contact us at 1-800-277-0914.


American General Life Insurance Company

December 27, 2001


Dear Policyholder:

Please be advised that a Special Meeting of Shareholders will be held on February 1, 2002 to vote to change the sub-advisory relationship of the WM Growth Fund ("Fund") within the WM Variable Trust ("Trust"). The enclosed Notice of Special Meeting of Shareholders fully explains the proposed changes to the Fund. The Board of Trustees of the Trust is soliciting proxies to be voted at the Special Meeting of Shareholders of the Trust.

As the owner of an annuity issued by Anchor National Life Insurance Company, you have the right to vote your proportional interest in shares of the Trust's Portfolio. Anchor National Life Insurance Company owns the shares in the Variable Separate Account and will vote at the Shareholders' Meeting described in the Proxy Statement in accordance with instructions received through this solicitation. You have an opportunity to provide instructions as to how your interests are to be voted by completing and submitting the enclosed Proxy Card. You are encouraged to examine the Proxy Statement and cast your vote by returning the Proxy Card prior to January 31, 2002.

If you have any questions regarding the Proxy Card, please contact your Investment Representative or call us at 877-311-WMVA (9682).

Sincerely,

ANCHOR NATIONAL LIFE INSURANCE COMPANY

           AMERICAN GENERAL LIFE INSURANCE COMPANY PROXY INSTRUCTIONS



WM VARIABLE TRUST ("Trust")
GROWTH FUND ("Fund")
SEPARATE ACCOUNT D

The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account") to vote shares of the Fund attributable to the contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders to be held on February 1, 2002 at 2:00 p.m. Pacific Time (the "Meeting") at 1201 Third Avenue, Seattle, Washington 98101 and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on February 1, 2002.

The Separate Account will vote shares attributable to your contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your contract "FOR" the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before February 1, 2002, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below you instruct the Separate Account to vote shares of the Fund attributable to your contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated below and will authorize representatives of the Trust to consider and act upon any other matters which may properly come before the Meeting and all adjournments thereof.

                                       NOTE:  Please sign exactly as your name
                                              appears on the proxy.




                                       -----------------------------------------
                                       Signature(s) and Title(s) if applicable


                                       DATE:
                                             -----------------------------------

                                       TO BE SURE YOU ARE REPRESENTED, PLEASE
                                       SIGN, DATE, AND RETURN PROMPTLY IN THE
                                       ENVELOPE PROVIDED.


    THESE INSTRUCTIONS RELATE TO PROXIES SOLICITED ON BEHALF OF THE BOARD OF
                       TRUSTEES OF THE WM VARIABLE TRUST.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW


                                                            FOR  AGAINST  ABSTAIN

1.  To approve the Sub-Advisory Agreement relating to       [ ]    [ ]      [ ]
    the Fund among the Fund, between WM Advisors, Inc.
    and Columbia Management Company.

2.  To approve the Sub-Advisory Agreement relating to       [ ]    [ ]      [ ]
    the Fund among the Fund, WM Advisors, Inc. and
    OppenheimerFunds, Inc.

3.  To approve the Sub-Advisory Agreement relating to       [ ]    [ ]      [ ]
    the Fund among the Fund, WM Advisors, Inc. and
    Janus Capital Corporation.

WM VARIABLE TRUST ("Trust")               ANCHOR NATIONAL LIFE INSURANCE COMPANY
GROWTH FUND ("Fund")                                          PROXY INSTRUCTIONS
VARIABLE SEPARATE ACCOUNT


The undersigned hereby instructs Anchor National Life Insurance Company Variable Separate Account ("Separate Account") to vote shares of the Fund attributable to the contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders to be held on February 1, 2002 at 2:00 p.m. Pacific time (the "Meeting") at 1201 Third Avenue, Seattle, Washington 98101 and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on February 1, 2002.

The Separate Account will vote shares attributable to your contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your contract "FOR" the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before February 1, 2002, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below you instruct the Separate Account to vote shares of the Fund attributable to your contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated below and will authorize representatives of the Trust to consider and act upon any other matters which may properly come before the Meeting and all adjournments thereof.

                                   NOTE: Please sign exactly as your name
                                         appears on the proxy.


                                   _______________________________________
                                   Signature(s) and Title(s) if applicable

                                   DATE: _________________________________

                                   TO BE SURE YOU ARE REPRESENTED, PLEASE
                                   SIGN, DATE, AND RETURN PROMPTLY IN THE
                                   ENVELOPE PROVIDED.


        THESE INSTRUCTIONS RELATE TO PROXIES SOLICITED ON BEHALF OF THE
                  BOARD OF TRUSTEES OF THE WM VARIABLE TRUST.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

                                               FOR      AGAINST       ABSTAIN

1.  To approve the Sub-Advisory Agreement      [ ]        [ ]           [ ]
    relating to the Fund among the Fund,
    WM Advisors, Inc. and Columbia
    Management Company.

2.  To approve the Sub-Advisory Agreement      [ ]        [ ]           [ ]
    relating to the Fund among the Fund,
    WM Advisors, Inc. and OppenheimerFunds,
    Inc.

3.  To approve the Sub-Advisory Agreement      [ ]        [ ]           [ ]
    relating to the Fund among the Fund,
    WM Advisors, Inc. and Janus Capital
    Corporation.